                                                             Exhibit 32.5

        CERTIFICATION OF CHAIRMAN AND CHIEF FINANCIAL OFFICER PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  Annual  Report  of  SurfNet  Media  Group,  Inc.  (the
"Company") on Form 10-KSB for the period ended  February 29, 2004, as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I,
Robert D. Arkin,  the  Chairman  and Chief  Financial  Officer of SurfNet  Media
Group, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.   The Report fully complies with the  requirements  of Section 13(a) or 15(d)
     as applicable, of the Securities Exchange Act of 1934; and

2.   The  information  contained in the Report  fairly  presents in all material respects, the financial condition and results of operation of the Company.

Date: June 15, 2004
                                     /s/ Robert D. Arkin
                                     Robert D. Arkin
                                     Chairman and Chief Financial Officer

The foregoing  certification  is being  furnished  solely  pursuant to 18 U.S.C.
Section  1350 and is not being  filed as part of this  report  or as a  separate disclosure document.